EXHIBIT 4.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated December 15, 2005 in the Amendment No. 1 to the Registration Statement (File No. 333-130050) and related Prospectus of Claymore Securities Defined Portfolios, Series 260.


                                                          /s/ Grant Thornton LLP


                                                              GRANT THORNTON LLP


Chicago, Illinois
December 15, 2005